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            UNIVERSAL CAPITAL GROWTH FUND (the "Fund"),
    a series of Universal Capital Investment Trust (the "Trust")

                       SUPPLEMENT TO PROSPECTUS
                        DATED JANUARY 28, 1997
                        -----------------------

New Investment Adviser.  On August 15, 1997, Graver, Bokhof, Goodwin &
Sullivan ("GBGS") assumed the investment management of the Fund pursuant to a new investment advisory agreement approved by the shareholders of the Fund. The new investment advisory agreement is on the same terms and conditions as the prior investment advisory agreement with Integrated
Financial Services, Inc. ("IFS") except that it is dated as of August 15, 1997 and will be in effect for an initial term ending March 31, 1999.

Information Regarding GBGS.  Graver, Bokhof, Goodwin & Sullivan, 100 South
Wacker Drive, Suite 2100, Chicago, Illinois 60606-4005, is a registered investment adviser whose predecessor firm was founded in 1981. The firm, a limited partnership organized under the laws of the State of Illinois, is owned by its principals who also have ownership interests in three other advisory firms. The combined assets under management for the affiliated firms exceed $1 billion, with investment management provided to both institutional and individual clients. Among the firms there are 16 professional and 11 staff members who provide investment and administrative services to clients in equity, fixed income and venture capital portfolio management. The Fund will be managed by an investment team of GBGS.

Sales Commission Change. Effective for purchases of Fund shares after August 15, 1997, the Board approved a change in the Fund's front-end sales commission schedule, as follows:

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

                              Paid by the Investor
                              --------------------

                                                                   % of Offering
                                                                  Price Retained
                                As a % of        As a % of Net      by Selling
         Investment             Offering Price  Amount Invested*      Dealer
         ----------             --------------  ----------------   -------------

Less than $50,000                   5.50%            5.82%            4.75%
$50,000 but less than $100,000      4.50%            4.71%            3.75%
$100,000 but less than $200,000     3.50%            3.63%            2.75%
$200,000 but less than $350,000     2.50%            2.56%            2.00%
$350,000 but less than $500,000     1.50%            1.52%            1.00%
$500,000 and over                   0.00%            0.00%            0.00%


* Rounded to the nearest one-hundredth percent.

However, shareholders of the Fund prior to August 15, 1997 are permitted to purchase shares of the Fund in accordance with the Fund's previous front-end sales commission schedule.